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                                   MAS FUNDS

           Supplement dated June 5, 1997 to the MAS Funds' prospectus dated May 14, 1997


This supplement to the MAS Funds' prospectus dated May 14, 1997 supersedes and replaces any existing supplements to the prospectus. This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

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     On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the
Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated
May 31, 1997, which Agreement was aproved by the shareholders of each portfolio at a special meeting held on May 1, 1997 or at an adjournment of such meeting held on May 12, 1997. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations and other institutional investors.


                       PLEASE RETAIN FOR FUTURE REFERENCE